UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2007

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 2, 2007, Avnet, Inc. (the "Company") issued a press release announcing the public offering of $250 million in aggregate principal amount of senior notes due 2014. A copy of the press release is attached with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
On March 2, 2007, the Company issued a press release announcing the pricing of its public offering of its 5 7/8% Notes due 2014 (the "Notes") and that the offering size had been increased from $250 million to $300 million. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The offering was made pursuant to an Underwriting Agreement, dated March 2, 2007, by and among the Company and the several underwriters listed therein. The Notes are being issued pursuant to that certain Indenture, dated as of March 5, 2004, by and between the Company and The Bank of New York Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, National Association, as trustee (the "Indenture") and the Officers’ Certificate, dated as of March 7, 2007, establishing the terms of the Notes (the "Officers’ Certificate"). Copies of the Underwriting Agreement, the Indenture and the Officers’ Certificate are filed herewith as Exhibit 1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.
On March 7, 2007, the Company issued a press release announcing the completion of its public offering of $300 million aggregate principal amount of the Notes. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number Description

1 Underwriting Agreement, dated as of March 2, 2007, by and among Avnet, Inc. and the several underwriters listed therein.
4.1 Indenture, dated as of March 5, 2004, by and between the Company and The Bank of New York Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, National Association. (previously filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2004).
4.2 Officers’ Certificate establishing the terms of the 5 7/8% Notes due 2014.
99.1 Press Release of Avnet, Inc., dated March 2, 2007, announcing the offering of $250 million in aggregate principal amount of senior notes.
99.2 Press release of Avnet, Inc., dated March 2, 2007, announcing the pricing of the 5 7/8% Notes due 2014.
99.3 Press release of Avnet, Inc., dated March 7, 2007, announcing the completion of the offering of the 5 7/8% Notes due 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

March 7, 2007	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1	Underwriting Agreement, dated as of March 2, 2007, by and among Avnet, Inc. and the several underwriters listed therein.
4.2	Officers’ Certificate establishing the terms of the 5 7/8% Notes due 2014.
99.1	Press Release of Avnet, Inc., dated March 2, 2007, announcing the offering of $250 million in aggregate principal amount of senior notes.
99.2	Press release of Avnet, Inc., dated March 2, 2007, announcing the pricing of the 5 7/8% Notes due 2014.
99.3	Press release of Avnet, Inc., dated March 7, 2007, announcing the completion of the offering of the 5 7/8% Notes due 2014.